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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2000
                                                         -----------------



                             RENAL CARE GROUP, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                    0-27640                62-1622383
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         (State or other              (Commission             (IRS Employer
         jurisdiction of              File Number)          Identification No.)
         incorporation)



           2100 West End Avenue, Suite 800, Nashville, Tennessee 37203
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         (Address, including zip code, of principal executive offices)



                                 (615) 345-5500
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              (Registrant's telephone number, including area code)


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Item 5.  Other Events.

         On December 12, 2000, Renal Care Group, Inc. (the "Company") issued a press release relating to the agreement in principle reached with the U.S. Attorney for the Southern District of Mississippi to settle claims related to lab tests performed by its laboratory subsidiary, RenaLab, Inc. That press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (a)      None.

         (b)      None.

         (c)      Exhibits.

                  99.1 Press Release issued December 12, 2000, regarding the settlement reached with the U.S. Attorney for the Southern District of Mississippi in settlement of claims related to lab tests performed by its subsidiary, RenaLab, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    RENAL CARE GROUP, INC.



                                    By:      R. Dirk Allison
                                        ----------------------------------------
                                    Name:    R. Dirk Allison
                                          --------------------------------------
                                    Title:   Executive Vice President
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Date:  December 13, 2000